UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2024

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Floor 3 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value per share	VBIV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership

On July 29, 2024, after considering all strategic alternatives following consultation with its legal and financial advisors, VBI Vaccines Inc. (the “Company”) and its subsidiaries commenced voluntary restructuring under the jurisdiction of the Ontario Superior Court of Justice (Commercial List) pursuant to the Companies’ Creditors Arrangement Act (the “CCAA Proceedings”). In connection with these proceedings, the Company and certain of its subsidiaries intend to commence a case under Chapter 15 of the United States Bankruptcy Code (the “Bankruptcy Code”) under the jurisdiction of the U.S. Bankruptcy Court for the District of Delaware (the “Chapter 15 Proceedings”) and under the relevant provisions of the Israeli Insolvency and Economic Rehabilitation Law, 2018 (the “Israeli Proceedings”, and together with the CCAA Proceedings and the Chapter 15 Proceedings, the “Restructuring Proceedings”). The initial order granted through the CCAA Proceedings provides for, among other things: (i) a stay of proceedings in favor of the Company, (ii) approval of the Debtor-in-Possession Financing (as defined below), and (iii) the appointment of Ernst & Young Inc. (“EY”) to serve as monitor in the court during the Restructuring Proceedings.

The Company has notified Nasdaq of the foregoing and expects that its common shares, no par value per share, will cease trading on the Nasdaq Capital Market (“Nasdaq”) upon such date that Nasdaq determines, and that Nasdaq will subsequently file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist the Company’s common shares. The Company expects to cease reporting as a public reporting company.

Debtor-in-Possession Financing

On July 29, 2024, the Company entered into a binding Debtor-In-Possession Facility Term Sheet (the “Binding Term Sheet”) with the Company’s existing senior secured lender, K2 HealthVentures LLC (“K2HV”). Pursuant to the Binding Term Sheet, K2HV has agreed to make up to $2,500,000 available to the Company and its subsidiaries in accordance with the terms of the Binding Term Sheet (the “DIP Facility”). The availability of advances is subject to customary conditions precedent for DIP financings. The Company will use the proceeds of the loan in order to fund the Company’s operating expenses during the pendency of the Restructuring Proceedings in accordance with a pre-approved operating budget. The DIP Facility will accrue interest at a rate of 17.5% per annum and is subject to customary affirmative covenants, negative covenants and events of default for DIP financings. The DIP Facility matures and is due payable in cash by the Company on the earliest to occur of (i) September 6, 2024 (or such later date as the DIP Lender may agree), (ii) the stay or termination of the CCAA, (iii) the date of closing of the sale of substantially all of the Company’s assets, (iv) the confirmation of a plan or arrangement within the CCAA proceeding, (v) the occurrence of an event of default or (vi) the conversion of the CCAA into a liquidation of the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Binding Term Sheet and the DIP Facility set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The commencement of the Restructuring Proceedings described in Item 1.03 of this Current Report on Form 8-K constitutes an event of default that accelerated the Company’s and its subsidiaries’ (the “Debtors”) respective obligations pursuant to the Loan and Guaranty Agreement, dated as of May 22, 2022 (as amended, the “Loan Agreement”), by and among K2HV and any other lenders party thereto from time to time.

Pursuant to the Loan Agreement, as a result of the Restructuring Proceedings, all obligations due under the Loan Agreement, including but not limited to the principal and accrued interest due pursuant to the Loan Agreement and any fees and any lender expenses are immediately due and payable without further action by K2HV. The default interest rate shall also be increased by five percentage points (5%) above the then-applicable rate prior to such event of default. As a result of the Restructuring Proceedings, the ability of the Debtors’ creditors to seek remedies to enforce their respective rights against the Debtors under the Loan Agreement are stayed and the holders’ rights of enforcement in respect of the Loan Agreement are subject to the applicable provisions of the CCAA and the Bankruptcy Code.

Item 8.01	Other Events

On July 30, 2024, the Company issued a press release announcing that the Debtors have filed petitions to initiate the Restructuring Proceedings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Restructuring Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Restructuring Proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking statements”). Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the company, industry, economic conditions, government regulations and other factors. Forward-looking statements may include, for example, statements regarding the timing, manner, outcome and impact of the Restructuring Proceedings, and other statements regarding the Company’s plans, strategies, prospects and expectations concerning the Company’s business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a sale process under Chapter 15 and/or the CCAA and/or Israeli Insolvency Law; potential adverse effects of the Restructuring Proceedings on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the applicable courts with respect to the motions filed in the Restructuring Proceedings; objections to the Company’s sale process, the DIP Facility, or other pleadings filed that could protract the Restructuring Proceedings; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including the Company’s ability to provide adequate compensation and benefits during Restructuring Proceedings; the Company’s ability to comply with the restrictions imposed by the DIP Facility and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 15, CCAA filings, and proceedings under the Israeli Insolvency Law; the applicable rulings in the Restructuring Proceedings, including the approval of the DIP Facility, and the outcome of the Restructuring Proceedings generally; the length of time that the Company will operate under Chapter 15, CCAA protection, and protection under Israeli Insolvency Law and the continued availability of operating capital during the pendency of the proceedings; risks associated with third party motions in the Restructuring Proceedings, which may interfere with the Company’s ability to consummate a sale; and increased administrative and legal costs related to the Chapter 15, the CCAA proceedings, proceedings under Israeli Insolvency Law, and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including those in “Item 1A - Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause the Company’s actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and the Company assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: July 30, 2024	By:	/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer